UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 3, 2008

 CB Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51351	20-2928613
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3710 Nash Street North
Wilson, North Carolina	27896-1120
(Address of Principal Executive Offices)	(Zip Code)

(252) 243-5588
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CB Financial Corporation

INDEX

Item 8.01 - Other Events	3

Item 9.01 - Financial Statements and Exhibits	3

Signatures	4

Exhibit Index	5

Exhibit 99.1 - Press Release dated March 3, 2008	6

Item 8.01. Other Events

On February 27, 2008, Cornerstone Financial Corporation (the “Company”) filed amendments to its Articles of Incorporation. The amendments provided for the following: (i) the authorization of 1,000,000 shares of a new Series A Preferred Stock, (ii) the authorization of 500,000 of a new Series B Preferred Stock, (iii) a 1-for-132 reverse stock split of the Company’s common stock with a cash payout for fractional shares resulting from the reverse split equal to $20.00 for each pre-split share (the “Reverse Stock Split”), (iv) a 132-for-1 forward stock split that was effective following the Reverse Stock Split (the “Forward Stock Split”), (v) the conversion of all outstanding shares of common stock held by record shareholders owning fewer than 264 shares following the Reverse Stock Split and the Forward Stock Split to a new class of Series B Preferred Stock, and (vi) the conversion of all outstanding shares of Common Stock held by record shareholders owning 264 or more shares, but fewer than 792 shares, following the Reverse Stock Split and the Forward Stock Split to a new class of Series A Preferred Stock (the Series A and Series B conversions, collectively, are the “Conversions” and together with the Reverse Stock Split and Forward Stock Split, the “Reorganization”).

The Reverse Stock Split became effective February 28, 2008 at 6:00 p.m., the Forward Stock Split was effective February 29, 2008 at 6:00 a.m., and the Conversions became effective February 29, 2008 at 7:00 a.m. Eastern Time. The Reorganization did not directly affect the shares of any shareholder who held any number of common stock shares in their broker’s name immediately prior to the Reverse Stock Split—they continued to own their shares of the Company’s common stock after the Reorganization.

As a result of the Reorganization, the Company now has fewer than 300 shareholders of record. On March 3, 2008, the Company filed a Form 15 with the Securities and Exchange Commission. This had the effect of deregistering the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The reasons for deregistering as a reporting company under the Exchange Act are set out more particularly in the proxy statement delivered to shareholders on or about January 25, 2008 for the special meeting of stockholders held on February 26, 2008. As a result of the Company’s election to deregister under the Exchange Act, the Company will terminate its obligations to file reports with the Securities and Exchange Commission. Cornerstone Financial Corporation, as a non-reporting company, will no longer file periodic reports with the Securities and Exchange Commission, including annual reports on Form 10-KSB and quarterly reports on Form 10-QSB.

A copy of the Company’s press release making this announcement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

(99.1)     Press Release of CB Financial Corporation, dated March 3, 2008.

Disclosures About Forward-Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL CORPORATION

Date: March 3, 2008	By:	/s/ Norman B. Osborn
Norman B. Osborn
President and CEO

EXHIBIT INDEX

Exhibit No.   Description

99.1	Press Release of CB Financial Corporation, dated March 3, 2008